ASSIGNMENT AND ASSUMPTION OF LICENSE AGREEMENT


                  THIS ASSIGNMENT AND ASSUMPTION OF LICENSE AGREEMENT ("Agreement") is made to be effective as of this 1st day of February, 1999, by and between PHARMACEUTICAL PRODUCT DEVELOPMENT, INC., a North Carolina corporation ("PPD") and PPGx, INC., a Delaware corporation (the "Corporation"). This Agreement is made pursuant and subject to the terms, covenants and conditions of that certain Stock Purchase Agreement dated February 1, 1999 by and between PPD and the Corporation (the "Purchase Agreement"). All capitalized terms used but not defined herein shall have the same meanings assigned to them in the Purchase Agreement.

                                    RECITALS

                  WHEREAS, PPD is a party to that certain Software License Agreement as more fully described on Exhibit A attached hereto and incorporated herein by reference (the "License Agreement"); and

                  WHEREAS, in partial consideration for the purchase price to be paid to the Corporation for issuance of the Shares to PPD pursuant to the Purchase Agreement, PPD has agreed to assign and transfer the License Agreement to the Corporation, and the Corporation has agreed to accept such assignment and to assume PPD 's obligations thereunder pursuant and subject to the terms and conditions of this Agreement.

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises and covenants set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, PPD and the Corporation hereby covenant and agree as follows:

                  1. Assignment of License Agreement. PPD hereby exchanges, transfers, conveys and assigns unto the Corporation, its successors and assigns, all of PPD 's right, title and interest in and to the License Agreement and all of PPD's rights and benefits thereunder. PPD delivers herewith to the Corporation the original License Agreement, or a true copy thereof, and all amendments thereto.

                  2. Assumption of Obligations. The Corporation hereby undertakes, assumes and agrees to perform, pay and discharge in a timely manner all of the duties, responsibilities and obligations of PPD under the License Agreement (collectively, the "Assumed Obligations").

                  3. No Representation or Warranty by PPD. Notwithstanding any provision herein or in the Purchase Agreement to the contrary, PPD makes no representation or warranty, express or implied, with respect to the License Agreement or regarding the validity or enforceability of the License Agreement or any of its rights or obligations thereunder.

                  4. Consent to Transfer; Novation. Axys Pharmaceuticals, Inc., a Delaware Corporation, hereby joins as a party to this Agreement to evidence its consent to the assignment and assumption of the License Agreement to and by the Corporation pursuant to this Agreement. In consideration of such assumption by the Corporation, Axys further hereby releases and discharges PPD from any further liability under the License Agreement, it being understood that this Agreement constitutes a novation as to PPD and a substitution of the Corporation in place of PPD as a party to the License Agreement.

                  5. Miscellaneous. This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware. The obligations of the parties hereto shall be binding upon each of them and their respective successors, legal representatives and assigns.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered through their duly authorized officers effective as of the day and year first written above.

                                PHARMACEUTICAL PRODUCT DEVELOPMENT, INC.

                                By:      /s/ Fredric N. Eshelman
                                         Name: Fredric N. Eshelman
                                         Title: CEO



                                PPGx, INC.

                                By:      /s/ Natalie J. Walker
                                         Name: Natalie J. Walker
                                         Title: CEO & President


                                         AXYS PHARMACEUTICALS, INC.

                                By:      /s/ John P. Walker
                                         Name: John P. Walker
                                         Title: Chairman / CEO